UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2010

1-12340

(Commission File Number)

GREEN MOUNTAIN COFFEE ROASTERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	03-0339228
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

33 Coffee Lane, Waterbury, Vermont 05676

(Address of registrant’s principal executive office)

(802) 244-5621

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 11, 2010, Green Mountain Coffee Roasters, Inc. (the “Company”) held its Annual Meeting of Shareholders of the Company (the “Annual Meeting”) at the Company’s offices located at 81 Demerrit Place, Waterbury, Vermont 05676. As of the Record Date of January 13, 2010, there were 43,707,280 outstanding and entitled to notice of and to vote at the Annual Meeting.

Proposal I – Election of Directors

At the Annual Meeting, shareholders approved the election of Barbara D. Carlini, Douglas N. Daft and Hinda Miller to serve as Class II directors for a three-year term to expire at the 2013 Annual Meeting of Shareholders.

	For	Against	Broker non-votes

Barbara D. Carlini	31,257,180	293,737	8,377,202

Douglas N. Daft	31,239,959	310,958	8,377,202

Hinda Miller	30,620,325	930,592	8,377,202

Proposal II – Amend Article Fourth of the Company’s Certificate of Incorporation to Increase the Number of Authorized Shares

At the Annual Meeting, shareholders approved the amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Company common stock from sixty million shares (60,000,000) to two hundred million shares (200,000,000).

For	Against	Abstain	Broker non-votes

28,761,670	11,121,701	44,748	—

Proposal III – Approval of the Amended and Restated Green Mountain Coffee Roasters, Inc. 2006 Incentive Plan

At the Annual Meeting, shareholders approved the Amended and Restated Green Mountain Coffee Roasters, Inc. 2006 Incentive Plan which includes an increase in the maximum number of shares of the Company’s common stock authorized for issuance under the 2006 Plan by an additional two million shares (2,000,000) from 2,400,000 to 4,400,000 shares.

For	Against	Abstain	Broker non-votes

24,988,252	6,525,970	36,695	8,377,202

Proposal IV – Ratification of Independent Registered Public Accountants for Fiscal Year 2010

At the Annual Meeting, shareholders ratified the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accountants for its 2010 fiscal year.

For	Against	Abstain	Broker non-votes

38,999,845	872,864	55,410	—

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Certificate of Amendment to the Certificate of Incorporation of Green Mountain Coffee Roasters, Inc.

10.1	Amended and Restated Green Mountain Coffee Roasters, Inc. 2006 Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN MOUNTAIN COFFEE ROASTERS, INC.

By:	/s/ Frances. G Rathke
Frances G. Rathke Chief Financial Officer

Date: March 16, 2010

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Incorporation of Green Mountain Coffee Roasters, Inc.

10.1	Amended and Restated Green Mountain Coffee Roasters, Inc. 2006 Incentive Plan